SUPPLEMENT TO THE PROSPECTUS

Supplement dated May 12, 2026, to the Prospectus dated September 26, 2025.

MFS® International Large Cap Value Fund

Effective August 1, 2026, the name of the fund will change to MFS International Value Fund.

Effective immediately, the disclosure changes to the sub-sections entitled "Principal Investment Strategies" under the main headings entitled "Summary of Key Information" and "Investment Objective, Strategies, and Risks" set forth in the Prospectus Supplement dated January 27, 2026, which were scheduled to become effective June 10, 2026, are deleted in their entirety.

Effective August 1, 2026, the first paragraph in the sub-sections entitled "Principal Investment Strategies" under the main headings entitled "Summary of Key Information" and "Investment Objective, Strategies, and Risks" is restated in its entirety as follows:

MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests at least 80% of the fund’s net assets in value companies. Value companies are companies that MFS believes are undervalued compared to their perceived worth in the marketplace. MFS considers a number of factors when determining whether a company is undervalued, including whether (i) the issuer is included in an index which is representative of value companies; (ii) the issuer is classified as a value company by an independent third party financial data provider and/or (iii) the issuer exhibits the characteristics of a value company, considering metrics such as historical and/or projected price-to-book, price-to-earnings, and price-to-cash flow ratios, enterprise value (the total value of the issuer’s outstanding equity and debt) relative to earnings, and free cash flow yield compared to the applicable equity market and/or to issuers in the same sector or industry. In assessing the relative value of an issuer, MFS may also consider measures of financial quality, such as indicators of profitability (i.e., return on equity and return on invested capital), balance sheet strength (including leverage and interest coverage ratios), and capital allocation discipline. Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.

Effective August 1, 2026, the following sentence in the sub-section entitled "Principal Investment Strategies" under the main heading entitled "Summary of Key Information" is deleted in its entirety:

MFS focuses on investing the fund's assets in the stocks of companies it believes are undervalued compared to their perceived worth (value companies).

Effective August 1, 2026, the following sentence is added as the fourth to last paragraph in the sub-sections entitled "Principal Investment Strategies" under the main headings entitled "Summary of Key Information" and "Investment Objective, Strategies, and Risks":

MFS may invest the fund’s assets in securities of companies of any size.

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Effective August 1, 2026, the following paragraph in the sub-section entitled "Principal Investment Strategies" under the main heading entitled "Investment Objective, Strategies, and Risks" is deleted in its entirety:

MFS focuses on investing the fund's assets in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.

MKV-SUP-I-051226